Prospectus Supplement	May 26, 2022

Putnam RetirementReady® Funds
Prospectus dated November 30, 2021

Putnam Investment Management, LLC (“Putnam Management”), the investment adviser of the Putnam RetirementReady® Funds (each, a “Fund,” and each Fund a series of Putnam Target Date Funds (the “Trust”)), has recommended, and the Trust’s Board of Trustees has approved, changes to each Fund’s name and principal investment strategies (collectively, the “Repositioning”). Putnam Management currently anticipates that the Repositioning will become effective in the fourth quarter of 2022 or the first quarter of 2023 (the effective date of the Repositioning hereinafter referred to as the “Effective Date”). On the Effective Date, each Fund’s name will change as follows:

Current Fund	Repositioned Fund
Putnam RetirementReady 2065 Fund	Putnam Sustainable Retirement 2065 Fund
Putnam RetirementReady 2060 Fund	Putnam Sustainable Retirement 2060 Fund
Putnam RetirementReady 2055 Fund	Putnam Sustainable Retirement 2055 Fund
Putnam RetirementReady 2050 Fund	Putnam Sustainable Retirement 2050 Fund
Putnam RetirementReady 2045 Fund	Putnam Sustainable Retirement 2045 Fund
Putnam RetirementReady 2040 Fund	Putnam Sustainable Retirement 2040 Fund
Putnam RetirementReady 2035 Fund	Putnam Sustainable Retirement 2035 Fund
Putnam RetirementReady 2030 Fund	Putnam Sustainable Retirement 2030 Fund
Putnam RetirementReady 2025 Fund	Putnam Sustainable Retirement 2025 Fund
Putnam RetirementReady Maturity Fund	Putnam Sustainable Retirement Maturity Fund

In addition to the name change, on the Effective Date each Fund’s principal investment strategies will change and it will pursue its investment objective by investing in Putnam Management-sponsored exchange-traded funds that employ sustainability-focused or environmental, social, and governance-focused (“ESG”) investment strategies (the “Underlying ETFs”). Putnam Management will serve as investment adviser to each Underlying ETF. On the Effective Date, each Fund will have a policy to invest, under normal circumstances, in Underlying ETFs such that, in the aggregate, the Fund has indirect exposure to investments that meet the sustainability or ESG criteria applicable to the Underlying ETFs and that represent at least 80% of the value of its net assets. After the Effective Date, this policy may be changed only after 60 days’ notice to shareholders.

In connection with the Repositioning, the Trust’s Board of Trustees also approved an amendment to the expense limitation agreement between Putnam Management and the Trust that would lower the current total expense cap on each class of each Fund (exclusive of payments under the Fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, and extraordinary expenses) by 0.05%, effective as of the Effective Date.

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Each Fund currently invests its assets in other Putnam funds (the “Current Underlying Funds”). In order to effect the Repositioning, shortly before the Effective Date the Funds will redeem their entire investment in the Current Underlying Funds and invest those proceeds in the Underlying ETFs. The redemption of the Funds’ investments in the Current Underlying Funds will result in transaction costs and, depending on market conditions at the time, could also result in the realization of capital gains that will be distributed to taxable Fund shareholders as taxable distributions.

Shareholder approval of the Repositioning is not required. Additional details regarding the Repositioning, including information regarding changes to each Fund’s principal investment strategies and risks, the principal investment strategies and risks of the Underlying ETFs, the Funds’ revised glide path, and each Fund’s Underlying ETF allocations, will be provided in advance of the Repositioning in a forthcoming prospectus supplement.

Shareholders should retain this Supplement for future reference.